                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                                   ----------


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): December 17, 2001



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1999-C
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                   333-82281               41-1743653
      (State or other              (Commission            (IRS Employer
      jurisdiction of              File Number)        Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                     75062-2729
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of November 2001 was distributed to Noteholders on December 17, 2001.

Item 7(c). Exhibits

           Exhibit No.                           Description
           ------- ---                           -----------

              20.1                Servicer's Certificate for the month of
                                       November 2001.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 ----------------------------
                                 Title: Assistant Vice President



Date: December 17, 2001

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 20.1           Servicer's Certificate for the month of November 2001.